January 8, 1997
                      DREYFUS 100% U.S. TREASURY FUNDS
                Dreyfus 100% U.S. Treasury Money Market Fund
                 Dreyfus 100% U.S. Treasury Short Term Fund
              Dreyfus 100% U.S. Treasury Intermediate Term Fund
                 Dreyfus 100% U.S. Treasury Long Term Fund
                     Supplement to Combined Prospectus
                            Dated May 1, 1996
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS IN THE SECTIONS ENTITLED "ANNUAL FUND OPERATING EXPENSES" AND "HOW TO BUY SHARES."
        You can purchase Fund shares without charge directly from the Fund's distributor; you may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution.
                                                                  USTF/s010897